UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  July 2, 2017
First Busey Corporation
 (Exact name of registrant as specified in its charter)
Nevada	0-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 W. University Ave.
Champaign, Illinois  61820
 (Address of principal executive offices) (Zip code)
(217) 365-4544
 (Registrant's telephone number, including area code)
 N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b– 2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.
On July 2, 2017, First Busey Corporation, a Nevada corporation ("First Busey"), completed its previously announced merger (the "Merger") with First Community Financial Partners, Inc., an Illinois corporation ("First Community"), pursuant to an Agreement and Plan of Merger, dated February 6, 2017, by and between First Busey and First Community (the "Merger Agreement").  At the effective time of the Merger, each share of First Community common stock converted to the right to receive 0.396 shares of common stock of First Busey and $1.35 in cash.  The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed with the Securities and Exchange Commission as Exhibit 2.1 to First Busey's Current Report on Form 8-K dated February 6, 2017, which is incorporated by reference herein.
Item 7.01    Regulation FD Disclosure.
First Busey issued a press release on July 3, 2017, in connection with the completion of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
The information furnished pursuant to this Item and the related exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Item 9.01.   Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b) Pro Forma Financial Information.
The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits.
2.1
Agreement and Plan of Merger, dated as of February 6, 2017, between First Community Financial Partners, Inc. and First Busey Corporation (incorporated by reference to Exhibit 2.1 to First Busey Corporation's Current Report on Form 8-K filed on February 6, 2017)*

99.1	Press Release, dated July 3, 2017
*
Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and First Busey agrees to furnish supplementally to the SEC a copy of any omitted schedule upon request.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 3, 2017	First Busey Corporation
By:       /s/ Robin N. Elliott
Name:  Robin N. Elliott
Title:    Chief Operating Officer and Chief Financial Officer